EXHIBIT 10.58

                 AMENDED AND RESTATED CONVERTIBLE NOTE AGREEMENT

     This Amended and Restated Convertible Note Agreement is made and entered into as of the 1st day of December, 2002, effective as of July 1, 2002 (the "Effective Date") by and between CARECENTRIC, INC., a Delaware corporation ("CareCentric") and BARRETT C. O'DONNELL ("O'Donnell").

                                   WITNESSETH:

     WHEREAS, on November 11, 1999 O'Donnell extended a $500,000 loan to Simione Central Holdings, Inc, n/k/a CareCentric, Inc (referred to hereafter also as "CareCentric") evidenced by a promissory note from CareCentric to O'Donnell (the "Old Note");

     WHEREAS, CareCentric was recapitalized in June 2000 pursuant to convertible debt and equity investments by John E. Reed ("Reed");

     WHEREAS, on August 8, 2000, CareCentric and O'Donnell converted the indebtedness evidenced by the Old Note and $100,000 of deferred salary into a new Convertible Promissory Note dated August 8, 2000 in the principal amount of $600,000 (the "O'Donnell Note") on terms substantially similar to the terms of Reed's $6.0 million Convertible Note from CareCentric and executed a Convertible Note Agreement as of August 8, 2000 (the "Convertible Note Agreement")

     WHEREAS, CareCentric and O'Donnell amended the O'Donnell Note and the Convertible Note Agreement on January 21, 2002 to make the terms thereof consistent with those of Reed's $6.0 million Convertible Note that was amended as of December 31, 2001;

     WHEREAS, CareCentric and O'Donnell desire to amend and restate the Convertible Note Agreement, cancel the O'Donnell Note and cause CareCentric to execute a new note in favor of O'Donnell substantially in accordance with the terms given by CareCentric to Reed pursuant to a recapitalization of Reed's $6.0 million Convertible Note effected on July 1, 2002, as was contemplated by CareCentric's Board of Directors at meetings held in January and March 2002.

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Convertible Promissory Note. The O'Donnell Note shall be terminated as of the date hereof. In lieu of the O'Donnell Note, CareCentric is executing and delivering to O'Donnell simultaneously herewith a Convertible Promissory Note in the principal amount of $600,000, a copy of which is attached hereto as Exhibit A (the "Convertible Note").


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     2. Conversion Right. O'Donnell may at any time at his option convert all or a portion of the unpaid interest and principal on the Convertible Note into fully paid and nonassessable shares of Common Stock of CareCentric. The price at which shares of Common Stock shall be delivered to O'Donnell (the "Conversion Price") shall be determined in accordance with Section 3 of this Agreement. The conversion of all or any portion of the Convertible Note shall, upon the issuance of certificates representing the shares of capital stock issuable upon such conversion, represent the full payment and satisfaction of that portion of the Convertible Note which has been converted.

     3. Conversion.

          3.1 Shares to be Issued. In the event O'Donnell makes an election to convert all or a portion of the unpaid interest and principal on the Convertible Note pursuant to Section 2 above, CareCentric shall issue to O'Donnell such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the dollar amount of the Convertible Note designated by O'Donnell to be converted by the Conversion Price applicable to each such share, determined as hereinafter provided, in effect on the date that O'Donnell makes his election to convert. The Conversion Price shall initially be equal to one dollar ($1.00) per share of Common Stock. Such initial Conversion Price shall be subject to adjustment as hereinafter provided.

          3.2 Mechanics of Conversion. Before O'Donnell shall be entitled voluntarily to convert the Convertible Note into shares of Common Stock, he shall give written notice to CareCentric at its office that he elects to convert the same and shall state therein the number of shares to be converted and the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued. CareCentric shall, as soon as practicable thereafter, issue and deliver at such office to O'Donnell, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of O'Donnell's notice of conversion, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          3.3 Adjustments to Conversion Price for Certain Diluting Issuances, Splits and Combinations. The Conversion Price shall be subject to adjustment from time to time as follows:

               (a) Special Definitions. For purposes of this Section 3, the following definitions apply:

                    (1) "Options" shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (defined below).

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                    (2)  "Convertible  Securities"  shall mean any  evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.

                    (3) "Additional Stock" shall mean all shares of Common Stock issued by CareCentric after the date of this Agreement, and all shares of Common Stock issuable pursuant to Options and Convertible Securities issued by CareCentric after the date of this Agreement, other than (i) shares of Common Stock that may be issuable upon conversion of CareCentric's Series E Proposed Stock held or issuable to John R. Festa pursuant to that certain Stock Grant Agreement dated January 23, 2002 between CareCentric and John R. Festa; and (ii) shares of Common Stock for which adjustment of the Conversion Price is made pursuant to Section 3(d) or 3(e) below.

               (b) Adjustments. If CareCentric shall issue, after the date of this Agreement, any Additional Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Conversion Price in effect immediately prior to each such issuance shall forthwith be adjusted downward to a price equal to the price paid per share for such Additional Stock.

               (c) Determination of Consideration. For purposes of this Section 3.3, the consideration received by CareCentric for the issuance of any Additional Stock shall be computed as follows:

                    (1) Cash and Property. Such consideration shall:

                    (A) insofar as it consists of cash, be computed at the aggregate amount of cash received by CareCentric excluding amounts paid or payable for accrued interest or accrued dividends;

                    (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as mutually determined in good faith by CareCentric's Board of Directors; and

                    (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of CareCentric for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as mutually determined in good faith by CareCentric's Board of Directors;

                    (2) Options and Convertible Securities. The consideration per share received by CareCentric for Additional Stock deemed to have been issued pursuant to this Section 3.3, relating to Options and Convertible Securities shall be determined by dividing:

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                    (A) the total  amount,  if any,  received or  receivable  by
CareCentric as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to CareCentric upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, upon the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                    (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, upon the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

               (d) Adjustments to Conversion Prices for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that CareCentric at any time or from time to time after the date of this Agreement shall declare or pay any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that CareCentric shall declare or pay any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then CareCentric shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

               (e) Adjustments for Reclassification and Reorganization. If the Common Stock issuable hereunder shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 3(d) above), the applicable Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Convertible Note under this Agreement shall be convertible into, in lieu of the number of shares of Common Stock which O'Donnell would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by O'Donnell upon conversion of the Convertible Note immediately before that change.

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               (f) No  Impairment.  CareCentric  will not, by  amendment  of its
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by CareCentric, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of O'Donnell against impairment.

               (g) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 3, CareCentric at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to O'Donnell a certificate executed by CareCentric's Chief Executive Officer or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. CareCentric shall, upon the written request at any time of O'Donnell, furnish or cause to be furnished to O'Donnell a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price in effect immediately before and after such adjustments and readjustments, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each dollar of the Convertible Note.

               (h) Notices of Record Date. In the event that CareCentric shall propose at any time: (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus; (ii) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(iii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with each such event, CareCentric shall send to O'Donnell:

                    (1) at least twenty (20) days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (iii) and (iv) above; and

                    (2) in the case of the matters referred to in (iii) and (iv) above, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

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               (i)  Issue  Taxes.  CareCentric  shall  pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion hereunder; provided, however, that CareCentric shall not be obligated to pay any transfer taxes resulting from any transfer requested by O'Donnell in connection with any such conversion.

               (j) Reservation of Stock Issuable Upon Conversion. CareCentric shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of any of the Convertible Note hereunder, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Convertible Note hereunder, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Convertible Note hereunder, CareCentric will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to CareCentric's certificate of incorporation.

               (k) Fractional Shares. No fractional share shall be issued upon the conversion of the Convertible Note hereunder. All shares of Common Stock (including fractions thereof) issuable upon conversion of the Convertible Note hereunder, shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, CareCentric shall, in lieu of issuing any fractional share, either (i) pay O'Donnell a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined by the closing price of the Common Stock on the Nasdaq market on the day prior to conversion), or (ii) round such fractional share up to a whole share.

     4. Registration Rights

          4.1 Registration Rights. CareCentric covenants and agrees as follows:

          4.2 Definitions. For purposes of this Section 4:

               (a) The terms "Act" and "Securities Act" mean the Securities Act of 1933, as amended.

               (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by CareCentric with the SEC.

               (c) The term "Form S-4" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC for corporate combinations and exchange offers which permits inclusion or incorporation of substantial information by reference to other documents filed by CareCentric with the SEC.

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               (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted transferee or assignee thereof.

               (e) The terms "Exchange Act" and "1934 Act" mean the Securities Exchange Act of 1934, as amended.

               (f) The term "Person" means an individual, corporation, limited liability company, limited partnership, trust, joint venture, association or unincorporated organization.

               (g) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (h) The term "Registrable Shares" means (i) the Common Stock issuable or issued upon conversion pursuant to Section 2 of this Agreement, and
(ii) any Common Stock or other securities issued or issuable in respect of shares referenced in (i) above, upon any stock split, stock dividend, recapitalization, or similar event; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which such Person's rights under this Section 4 are not assigned.

               (i) The term "SEC" means the Securities and Exchange Commission.

               (j) The term "Subsidiary" means, with respect to any Person, any corporation, limited liability company, or partnership of which such Person owns, either directly or through its subsidiaries or affiliates, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities in the case of a corporation or (ii) the capital or profit interests therein in the case of a partnership.

          4.3 Request for Registration. Upon request of O'Donnell, CareCentric will use its best efforts to file within 45 days of a request from O'Donnell a registration statement with the SEC (utilizing Form S-3 or a successor form thereto and Rule 415 to the extent available) to register Registrable Shares as requested by O'Donnell. CareCentric shall not be required to file more than three such registration statements (excluding any registration statement which is delayed pursuant to Section 4.5(e) below and through which O'Donnell is unable to register eighty percent (80%) or more of the amount of Registrable Shares that O'Donnell originally requested to register in such registration statement), and no such filing shall be made prior to the date which is six months after the date of this Agreement.

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          4.4 CareCentric  Registration.  If CareCentric at any time proposes to register an offering of its securities under the Securities Act, either for its own account or for the account of or at the request of one or more Persons holding securities of CareCentric, CareCentric will:

               (a) give written notice thereof to O'Donnell (which shall include a list of the jurisdictions in which CareCentric intends to attempt to qualify such securities under the applicable blue sky or other state securities laws) within 10 days of its receipt of a request from one or more Persons holding securities of CareCentric to register securities, or from its decision to effect a registration of securities for its own account, whichever first occurs; and

               (b) use its best efforts to include in such registration and in any underwriting involved therein, all the Registrable Shares specified in a written request by O'Donnell made within 30 days after receipt of such written notice from CareCentric, except as set forth in Section 4.5(e) below and subject to the currently existing piggyback rights referenced in Section 4.11.

          4.5 Obligations of CareCentric. If and whenever pursuant to the provisions of this Section 4 CareCentric effects registration of Registrable Shares under the Securities Act of 1933 and state securities laws, CareCentric shall:

               (a) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period not to exceed two years after the filing (but which period shall be extended by the duration of any delay periods under clause (e) below);

               (b) Use its best efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as O'Donnell shall reasonably request, and do any and all other acts and things which may be necessary or advisable (in the reasonable opinion of O'Donnell) to enable O'Donnell to consummate the disposition thereof; provided, however, that in no event shall CareCentric be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by such registration statement in any jurisdictions where it is not now so subject;

               (c) As promptly as practicable prepare and file with the SEC such amendments and supplements to any registration statement and prospectus used pursuant to or in connection with this Agreement as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or for such shorter period as may be required herein; and

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               (d) Furnish to O'Donnell  such number of conformed  copies of its registration statement and of each such amendment and supplement thereto (in each case including all exhibits, such number of copies of the prospectus comprised in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act), and such other related documents as O'Donnell may reasonably request in order to facilitate the disposition of the Registrable Shares to be registered.

               (e) Anything in this Agreement to the contrary notwithstanding:

                    (i) CareCentric may defer the filing ("Filing") of any registration statement or suspend the use of a prospectus under a currently effective registration statement under this Agreement at its discretion for "Good Cause." "Good Cause" means either if (1) CareCentric is engaged in active negotiations with respect to the acquisition of a "significant subsidiary" as defined in Regulation S-X promulgated by the SEC under the Exchange Act and the Securities Act which would in the opinion of counsel for CareCentric be required to be disclosed in the Filing; or (2) in the opinion of counsel for CareCentric, the Filing would require the inclusion therein of certified financial statements other than those in respect of CareCentric's most recently ended full fiscal year and any preceding full fiscal year, and CareCentric may then, at its option, delay the imposition of its registration obligations hereof until the earlier of (A) the conclusion or termination of such negotiations, or the date of availability of such certified financial statements, whichever is applicable, or (B) 60 days from the date of the registration request.

                    (ii) In the event CareCentric has deferred a requested Filing, pursuant to the preceding paragraph, such deferral period shall end if CareCentric registers shares for resale by another stockholder of CareCentric. In the event CareCentric undertakes an underwritten public offering to issue CareCentric securities for cash during any period in which a requested Filing has been deferred or if the registration of which CareCentric gives notice under
Section 4.4(a) is for an underwritten public offering to issue the CareCentric securities for cash, CareCentric shall include the Registrable Securities in such underwritten offering subject to (A) the right of the managing underwriters to object to including such shares, (B) Section 4.11, and (C) the condition that O'Donnell shall cooperate in the registration process in all material respects, including execution by O'Donnell of the underwriting agreement agreed to by CareCentric and the underwriters.

                    (iii) If the managing underwriter elects to limit the number or amount of securities to be included in any registration referenced in the preceding paragraph or in Section 4.4(a), all Persons holding securities of CareCentric (including O'Donnell) who hold registration rights and who have requested registration (collectively, the "Security Holders") shall, subject to
Section 4.11 hereof, participate in the underwritten public offering pro rata based upon the ratio of the total number or amount of securities to be offered in the offering to the total number or amount of securities held by each Security Holder (including the number or amount of securities which each such Security Holder may then be entitled to receive upon the exercise of any option


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or warrant, or the exchange or conversion of any security, held by such Security
Holder). If any such Security Holder would thus be entitled to include more securities than such Security Holder requested to be registered, the excess shall be allocated among the other Security Holders pro rata in a manner similar to that described in the previous sentence.

                    (iv)  CareCentric  may amend any  registration  statement to withdraw registration of O'Donnell's Registrable Shares if O'Donnell fails or refuses to cooperate in full and in a timely manner with all reasonable requests relating to such registration and the public offering generally made by CareCentric, the underwriters (if any), their respective counsel and CareCentric's auditors.

          4.6 Expenses. Without regard to whether the registration statement relating to the proposed sale of the Registrable Shares is made effective or the proposed sale of such shares is carried out, CareCentric shall pay the fees and expenses in connection with any such registration including, without limitation, legal, accounting and printing fees and expenses in connection with such registration statements, the registration filing and examination fees paid under the Securities Act and state securities laws and the filing fees paid to the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, O'Donnell shall be responsible for the payment of underwriting discounts and commissions, if any, and applicable transfer taxes relating to the Registrable Shares sold by O'Donnell and for the fees and charges of any attorneys or other advisers retained by O'Donnell.

          4.7 Indemnification. In the event any Registrable Shares are included in a registration statement under this Section 4:

               (a) To the extent permitted by law, with respect to each registration, qualification, or compliance that has been effected pursuant to this Agreement, CareCentric will indemnify and hold harmless O'Donnell, his legal counsel and accountants (each a "Representative"), and any underwriter (as defined in the Act) for O'Donnell and any controlling Person of such underwriter against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such expenses, losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, offering circular or other document or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required or allegedly required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by CareCentric of the Act, the 1934 Act, any other federal or state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any other federal or state securities law; and CareCentric will pay O'Donnell, O'Donnell's Representative, underwriter and any controlling Person of such underwriter or controlling Person any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of CareCentric (which consent shall not be unreasonably withheld), nor shall CareCentric be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by O'Donnell.

               (b) To the extent permitted by law, O'Donnell will indemnify and hold harmless CareCentric, each of CareCentric's directors, each of CareCentric's officers who has signed the registration statement, each Person, if any, who controls CareCentric within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by O'Donnell expressly for use in connection with such registration; and O'Donnell will pay any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this subsection, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of O'Donnell, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection exceed the net proceeds after unreimbursed expenses and commissions from the offering received by O'Donnell.

               (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of such action, with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of its liability to the indemnified party under this Section
4.7 only to the extent that the indemnifying party has been injured by the delay. The omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

               (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) No indemnifying party, in defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnifying party of a release from all liability in respect to such claim or litigation.

               (f) To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering are in conflict with the foregoing provisions, the provisions in this Agreement shall control.

               (g) The  obligations  of  O'Donnell  and  CareCentric  under this
Section 4.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 4.7, and otherwise.

          4.8 Information by O'Donnell. O'Donnell shall furnish to CareCentric such information regarding O'Donnell and the distribution proposed by him as CareCentric may reasonably request in writing and as shall reasonably be required in connection with any registration or qualification referred to in this Section 4.

          4.9 SEC Rule 144 Reporting and Reports Under Securities Exchange Act of 1934. With a view to making available to O'Donnell the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit O'Donnell to sell securities of CareCentric to the public without registration or pursuant to a registration on Form S-3 or its successor, CareCentric agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times from and after ninety (90) days following the effective date of the first registration statement filed by CareCentric for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable O'Donnell to utilize Form S-3 or its successor for the sale of his Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by CareCentric for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of CareCentric under the Act and the 1934 Act after it has become subject to such reporting requirements; and

               (d) furnish to O'Donnell, so long as O'Donnell owns any Registrable Securities, forthwith upon request (i) a written statement by CareCentric that it has complied with the reporting requirements of SEC Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by CareCentric for an offering of the securities to the general public), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 or its successor (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of CareCentric and such other reports and documents so filed by CareCentric (at any time after it has become subject to such reporting requirements), and (iii) such other information as may be reasonably requested in availing O'Donnell of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such Form S-3 or its successor.

          4.10 Transfer or Assignment of Registration Rights. The rights to cause CareCentric to register Registrable Securities pursuant to this Section 4 may be transferred or assigned (but only with all related obligations) by O'Donnell to a transferee or assignee of such securities, provided: (a) CareCentric is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and of the securities with respect to which such registration rights are being assigned;
(b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; and
(d) such assignment shall be effective only if it complies with all applicable federal and state securities laws. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership.

          4.11 Priority and Limitation on Subsequent Registration Rights.

               (a) The parties hereto acknowledge that the rights to registration contained herein shall be subject to (i) the registration rights contained in Section 2(k) of those certain Registration Rights Agreements ("Registration Rights Agreements") dated October 6, 1996 by and among InfoMed Holdings, Inc. (as predecessor in interest to CareCentric) and certain shareholders of CareCentric named therein, (ii) the registration rights granted pursuant to that certain Second Amended and Restated Agreement and Plan of Merger and Investment Agreement dated as of October 25, 1999 among MCS, Inc., Mestek, Inc., CareCentric, O'Donnell, Stewart B. Reed and E. Herbert Burk (the "MCS Merger Agreement"), (iii) the registration rights granted pursuant to that certain Agreement and Plan of Merger dated as of July 12, 1999 among CareCentric Solutions, Inc., Simione Acquisition Corporation and CareCentric (the "CareCentric Merger Agreement"), and on a pari passu basis with the registration rights granted to Mestek, Inc. pursuant to the Amended and Restated Secured Convertible Credit Facility and Security Agreement dated as of July 1, 2002 and certain warrants granted by CareCentric to Mestek, Inc. as of July 1, 2002 between Reed, CareCentric and certain of CareCentric's subsidiaries, and with the registration rights granted to Reed pursuant to the Amended and Restated Secured Convertible Credit Facility and Security Agreement dated as of July 1, 2002 between CareCentric, certain of its subsidiaries and Reed; provided that the registration rights set forth in the Registration Rights Agreements, the MCS Merger Agreement, and the CareCentric Merger Agreement shall have priority only over the registration rights granted pursuant to this Agreement to the extent required in such agreements and to the extent that any such prior rights have not been waived or amended.

               (b) CareCentric will not grant any right of registration under the Securities Act relating to any of its equity securities to any person or entity other than pursuant to this Agreement unless O'Donnell shall be entitled to have included in such registration all Registrable Shares requested by O'Donnell to be so included prior to the inclusion of any securities requested to be registered by the persons or entities entitled to any such other registration rights, other than securities subject to the Registration Rights Agreements, the MCS Merger Agreement, the CareCentric Merger Agreement, the Reed Agreements and the Mestek Warrants, all of which shall have priority over the registration rights granted to O'Donnell under this Agreement (but only to the extent that such prior rights have not been waived or amended).

          4.12 Suspension of Registration Rights. The right of any Holder to request registration of shares as provided in this Section 4 shall be suspended during any period of time that all of the Registrable Securities held and entitled to be held (as a result of conversion pursuant to Section 2 of this Agreement) by O'Donnell may immediately be sold under SEC Rule 144.

     5. Acknowledgement Regarding Old Note and Prior Employment. In consideration of CareCentric's execution and delivery of this Agreement and the Convertible Note, O'Donnell hereby acknowledges that he has no claims against CareCentric, or its officers, directors, employees or agents under the Old Note or in connection with his past employment by CareCentric.

     6. Miscellaneous.

          6.1 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon, and the benefits thereof shall inure to, the parties hereto and their respective permitted successors and assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned by CareCentric without the prior written consent of O'Donnell.

          6.2 Lost Promissory Note. Upon receipt of evidence reasonably satisfactory to CareCentric of the ownership of and the loss, theft, destruction or mutilation of the Convertible Note and indemnification reasonably satisfactory to CareCentric or, in the case of any mutilation, upon the surrender of such Convertible Note for cancellation to CareCentric at its principal office, CareCentric at its expense (except as provided below) will execute and deliver to O'Donnell, in lieu thereof a new Convertible Note of like tenor, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Convertible Note. CareCentric may require payment by O'Donnell of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such replacement.

          6.3 No Implied Waiver. No delay or omission to exercise any right, power or remedy accruing to O'Donnell upon any breach or default of CareCentric under this Agreement shall impair any such right, power or remedy of O'Donnell, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default occurring thereafter, nor shall any waiver of any single breach or default be deemed a wavier of any other breach or default occurring theretofore or thereafter.

          6.4 Amendments; Waivers. No amendment, modification, or waiver of or consent with respect to, any provision of this Agreement, shall be effective unless the same shall be in writing and signed and delivered by O'Donnell and CareCentric. Any amendment, modification, waiver or consent hereunder shall be effective only in the specific instance and for the specific purpose for which given.

          6.5 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be, only as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability, but all the remaining provisions of this Agreement shall remain valid.

          6.6 Notices. Any notice which O'Donnell or CareCentric may be required or may desire to give to the other party under any provision of this Agreement shall be in writing by overnight delivery service, certified mail, telex or electronic facsimile transmission and shall be deemed to have been given or made when received and addressed as follows:

         If to O'Donnell:

                  Barrett C. O'Donnell
                  257 Kingwood-Stockton Road
                  Route 519
                  Baptistown, New Jersey 08803

         If to CareCentric:

                  CareCentric, Inc.
                  2625 Cumberland Parkway, Suite 310
                  Atlanta, Georgia 30339
                  Attn: President and CEO
                  Fax: (770) 384-1597

         With a copy to:

                  Sherman A. Cohen
                  Arnall Golden Gregory LLP
                  2800 One Atlantic Center
                  1201 West Peachtree Street
                  Atlanta, Georgia 30309-3450
                  Fax: (404) 873-8631

Any party may change the address to which all notices, requests and other communications are to be sent to it by giving written notice of such address change to the other parties in conformity with this paragraph, but such change shall not be effective until notice of such change has been received by the other parties.

          6.7 Interpretation. This Agreement, together with the Exhibit to this Agreement, is intended by O'Donnell and CareCentric as a final expression of their agreement with respect to the subject matter hereof and is intended as a complete statement of the terms and conditions of such agreement.

          6.8 Governing Law. THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS AGREEMENT AND THE NOTE WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. AT THE OPTION OF LENDER, AN ACTION MAY BE BROUGHT TO ENFORCE THE OBLIGATIONS, THIS AGREEMENT, AND/OR THE CONVERTIBLE NOTE IN ANY COURT LOCATED IN THE STATE OF DELAWARE, U.S.A. OR IN ANY OTHER COURT IN WHICH VENUE AND JURISDICTION ARE PROPER.

          6.9 Counterparts. This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

          6.10 Headings and Sections. Captions, headings and the table of contents in this Agreement are for convenience only, and are not to be deemed part of this Agreement. Unless otherwise specified, references in this Agreement to Sections, Articles, Exhibits or Schedules are references to sections and articles of and exhibits and schedules to, this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                O'Donnell:


                                /s/ Barrett C. O'Donnell
                                -----------------------------------------
                                Barrett C. O'Donnell



                                CARECENTRIC:

                                CareCentric, Inc.

                                By:  /s/ John R. Festa
                                     -------------------------------------
                                     John R. Festa
                                     President and CEO




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